UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

From time-to-time between July 28, 2015 and August 14, 2015, the management team of Peoples Bancorp Inc. (“Peoples”), including the President and Chief Executive Officer, and the Executive Vice President, Chief Financial Officer and Treasurer, intend to conduct one or more meetings with investors and analysts. These individuals intend to use an investor presentation containing financial data and other information regarding Peoples to assist the investors and analysts with their understanding of the business and financial performance of Peoples. A copy of the investor presentation is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 28, 2015, Peoples' President and Chief Executive Officer and the Executive Vice President, Chief Financial Officer and Treasurer will be meeting with investors at the KBW 2015 Community Bank Investor Conference in New York City, New York.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits
a) - c)
Not applicable
d) Exhibits
See Index to Exhibits on Page 3

Safe Harbor Statement
This Current Report on Form 8-K and the investor presentation included as Exhibit 99 contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples.
The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2014 ("Peoples' 2014 Form 10-K") and the earnings release for the second quarter and six months ended June 30, 2015 (the "Second Quarter Earnings Release") included in Peoples Current Report on Form 8-K furnished to the Securities and Exchange Commission ("SEC") on July 24, 2015, each of which is available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com). Peoples expects to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 (the "Second Quarter Form 10-Q") with the SEC on or about July 29, 2015. As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of Peoples' consolidated financial statements as of and for the fiscal quarter ended June 30, 2015 as part of its Second Quarter Form 10-Q. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation.
Readers are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2014 Form 10-K under the section, "Risk Factors" in Part l, Item 1A and in the Second Quarter Earning Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 27, 2015	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99	July 2015 Investor Presentation